EXHIBIT 23.1.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 30, 1998, with respect to the 1997 financial statements of Symmetrix, Inc., included in the Registration Statement (Form S-1) and related Prospectus of Nextera Enterprises, Inc., for the registration of shares of its Class A common stock.




                                             /s/ ERNST & YOUNG LLP


Boston, Massachusetts
September 18, 1998